UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2016
____________________

IMATION CORP.

(Exact name of registrant as specified in its charter)

 ___________________

Delaware	001-14310	41-1838504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128

(Address of principal executive offices, including zip code)

(651) 704-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 30, 2016, Imation Corp. (the “Company” or “we”) issued a press release (the “press release”) announcing that it has established a record date of January 6, 2017 for its special meeting of stockholders (the “special meeting”) to be held to consider and vote upon the previously announced proposals to approve the issuance of up to 15,000,000 shares of common stock to Clinton Group, Inc. (the “Capacity Shares”), to approve a reverse stock split and a reduction of the number of authorized shares of the Company’s common stock in a corresponding proportion and to adjourn the special meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies (collectively, the “Proposals”). The date and time of the special meeting will be set and announced at a later time.

Only holders of record of the Company’s common stock at the close of business on January 6, 2017 will be entitled to notice of the special meeting and to vote and have their votes counted at the special meeting and any adjournments or postponements of the special meeting. The full meeting agenda will be detailed in the definitive proxy statement which will be mailed to all stockholders of record.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information About the Proposals and Where to Find It

In connection with the Proposals, the Company has filed with the SEC a preliminary proxy statement. When completed, the Company will mail a definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Proposals. It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposals. The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement, the amendments thereto, and the definitive proxy statement when available in connection with the Company’s solicitation of proxies for the special meeting, as these materials will contain important information about the Company and the Proposals. The definitive proxy statement will be mailed to stockholders of record of the Company as of January 6, 2017. Stockholders can also obtain copies of the preliminary proxy statement, the definitive proxy statement when available, and other documents filed with the SEC, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Imation Corp., 1099 Helmo Ave. N., Suite 250, Oakdale, Minnesota 55128, Attn: Investor Relations, (651) 704-4311.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Proposals. Information regarding the special interests of these directors and executive officers in the Proposals is included in the preliminary proxy statement and will be included in the definitive proxy statement when available. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which is available free of charge at the SEC web site at www.sec.gov and at the address described above.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy the Capacity Shares or any other security. The Capacity Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMATION CORP.

Dated: December 30, 2016	By:	/s/ Danny Zheng
	Name:	Danny Zheng
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release.